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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) August 8, 2000


          AMERICAN EXPRESS               AMERICAN EXPRESS RECEIVABLES FINANCING
           CENTURION BANK                            CORPORATION II


        (as Originators of the American Express Credit Account Master Trust)
        --------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)
                                  on behalf of

                 American Express Credit Account Master Trust


       Utah         11-2869526    333-91473           Delaware       13-3854638      333-91473
 (State or Other      (I.R.S.     (Commission     (State or Other      (I.R.S.      (Commission
 Jurisdiction of     Employer     File Number)    Jurisdiction of      Employer        File
 Incorporation or  Identification                 Incorporation or  Identification    Number)
  Organization)       Number)                      Organization)       Number)

          6985 UnionPark Center                          World Financial Center
           Midvale, Utah 84047                              200 Vesey Street
              (801) 565-5000                            New York, New York 10285
                                                                (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)


                   N/A                                               N/A
    (Former Name or Former Address, if           (Former Name or Former Address, if Changed
        Changed Since Last Report)                           Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On August 8, 2000, the Registrant acquired approximately $2,400,000,000 of receivables in additional accounts from the originators. The conveyance of such receivables was effected pursuant to (i) the Assignment No. 5 of Receivables in Additional Accounts, dated as of August 8, 2000, between the Originators and The Bank of New York, as Trustee of the Registrant, and (ii) the Supplemental Conveyance, dated as of August 8, 2000, between American Express Receivables Financing Corporation II and American Express Credit Corporation. The Assignment No. 5 in Additional Accounts and the Supplemental Conveyance are attached hereto as Exhibits 99.01 and 99.02, respectively.

Item 6.           Not Applicable.

Item 7.           Exhibits.


Exhibit 99.01 Assignment No. 5 of Receivables in Additional Accounts, dated as of August 8, 2000, among American Express Centurion Bank, American Express Receivables Financing Corporation II and The Bank of New York.

Exhibit 99.02 Supplemental Conveyance, dated as of August 8, 2000, between American Express Receivables Financing Corporation II and American Express Credit Corporation.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          American Express Centurion Bank,
                                          on behalf of the American Express
                                          Credit Account Master Trust

                                          By:   /s/ Maureen Ryan
                                              -----------------------------
                                             Name:    Maureen Ryan
                                             Title:   Assistant Treasurer


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          American Express Receivables Financing
                                            Corporation II
                                          on behalf of the American Express
                                          Credit Account Master Trust

                                          By:   /s/ Leslie R. Scharfstein
                                              -----------------------------
                                             Name:    Leslie R. Scharfstein
                                             Title:   President







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                                  EXHIBIT INDEX

Exhibit                 Description
-------                 -----------

Exhibit 99.01 Assignment No. 5 of Receivables in Additional Accounts, dated as of August 8, 2000, among American Express Centurion Bank, American Express Receivables Financing Corporation II and The Bank of New York.

Exhibit 99.02 Supplemental Conveyance, dated as of August 8, 2000, between American Express Receivables Financing Corporation II and American Express Credit Corporation.